Exhibit 99.1

                 Staples, Inc. Announces Third Quarter
                             Performance


    FRAMINGHAM, Mass.--(BUSINESS WIRE)--November 27, 2007--Staples, Inc. (Nasdaq: SPLS) announced today the results for its third quarter ended November 3, 2007. Total company sales increased nine percent to $5.2 billion compared to the third quarter of 2006. Net income, on a GAAP basis, declined five percent year over year to $275 million, and net income on a pro forma basis grew 13 percent to $299 million. Diluted earnings per share, on a GAAP basis, decreased three percent to 38 cents, and diluted earnings per share on a pro forma basis were 42 cents, a 17 percent increase versus the third quarter of 2006.

    Third quarter 2007 earnings results reflect a pre-tax charge of $38 million ($24 million after-tax) related to the previously disclosed settlement of California wage and hour class action litigation. Third quarter 2006 earnings results reflected a lower tax rate due to the previously disclosed favorable resolution of certain tax matters, and a correction for prior years' stock-based compensation.

    "While the economic environment in North America remains challenging, we are pleased to deliver profitable growth." said Ron Sargent, Staples' chairman and chief executive officer. "We are executing well, doing the right things for our customers, and investing for the future. We have built a balanced portfolio of businesses that continues to deliver solid results."

    North American Retail sales grew three percent in the third quarter, and comparable store sales decreased three percent versus 2006, reflecting lower sales in business machines, furniture and computers partially offset by strong sales in copy and print centers and positive sales in core office supplies. North American Delivery continued its industry-leading growth, increasing sales 15 percent versus last year's third quarter. Total International sales increased 18 percent in US dollars, benefiting from a $55 million foreign currency impact, and increased eight percent in local currency. International comparable store sales were flat versus 2006.

    Highlights for the third quarter include:

    -- Total company operating income rate on a GAAP basis declined 17 basis points year over year to 8.29 percent. Total company operating income rate, excluding previously disclosed adjustments for the third quarters of 2007 and 2006, improved 34 basis points year over year to 9.02 percent.

    -- North American Retail operating income rate was 11.12 percent, up 23 basis points versus 2006, reflecting favorable mix as well as tight expense controls.

    -- North American Delivery drove strong sales growth across all major product categories, achieved excellent service and operational execution, and improved supply chain metrics, driving a 21 basis point improvement in operating income rate to 10.85 percent.

    -- International Operations continued to drive significant profit improvement with operating income rate improving 185 basis points to 3.34 percent. Both retail and delivery contributed to this strong performance.

    -- Staples reached a significant milestone with the opening of its 2000th store.

    -- The company opened 37 new stores in the United States, six new stores in Canada, one new store in the Netherlands and closed one store in the UK. Staples opened two new stores and one Staples UPS Express joint venture store in China. Staples now operates 2,008 stores worldwide.

    -- The company has generated $533 million of free cash flow year-to-date after $316 million of capital expenditures, compared to free cash flow of $277 million for the same period last year.

    -- Staples repurchased 8.0 million shares of its stock for $181 million during the quarter. Year-to-date the company has repurchased 23.3 million shares for $567 million.

    Q4 & FY2007 Outlook

    Staples expects to achieve earnings per share growth of approximately 15 percent for both the fourth quarter and the full year. This guidance excludes the previously disclosed impact to 2007 earnings for the charge related to the litigation settlement as well as the previously disclosed impact to 2006 earnings for the 53rd week benefit, favorable tax events and the charge for prior years' stock-based compensation. Staples anticipates low double-digit sales growth for the total company in the fourth quarter. Staples expects flat to slightly negative same store sales and high single-digit sales growth in North American Retail, mid-teens sales growth in North American Delivery, and high single-digit sales growth in local currency in International for the fourth quarter.

    FY2008 Outlook

    The company expects to achieve high single-digit sales growth for the total company and a low single-digit comparable sales increase in North American Retail. The company expects to grow North American Delivery revenues in the low to mid-teens, and in International, Staples expects low double-digit growth in local currency. Based on the company's cautious outlook for 2008 and continued investment in growth initiatives, the company expects to achieve low teens earnings per share growth excluding the previously disclosed impact to 2007 earnings for the charge related to the litigation settlement. Staples maintains its long-term expectation to grow earnings per share 15-20 percent in a stronger economic environment.

    Presentation of Non-GAAP Information

    This press release presents net income and earnings per share results both with and without the expense related to the settlement of California wage and hour class action litigation described above for 2007, as well as the tax rate benefit and stock-based compensation correction described above for 2006. The presentation of results that exclude these items are non-GAAP financial measures that should be considered in addition to, and should not be considered superior to or as a substitute for, the presentation of results determined in accordance with GAAP. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below under the heading "Reconciliation of GAAP to Non-GAAP Financial Measures." Management believes that the non-GAAP financial measures presented in this press release provide a more meaningful comparison of the company's year-over-year performance. Management also uses these non-GAAP financial measures to evaluate the company's core operating results against plan, to compare the company's performance to that of its competitors, and to provide earnings guidance to the investing community.

    Today's Conference Call

    The company will host a conference call today at 8:00 a.m. (ET) to review these results and its outlook. Investors may listen to the call at http://investor.staples.com.

    About Staples

    Staples, Inc. invented the office superstore concept in 1986 and today is the world's largest office products company. With 74,000 talented associates, the company is committed to making it easy to buy a wide range of office products, including supplies, technology, furniture, and business services. With 2006 sales of $18.2 billion, Staples serves consumers and businesses ranging from home-based businesses to Fortune 500 companies in 22 countries throughout North and South America, Europe and Asia. Headquartered outside of Boston, Staples operates more than 2,000 office superstores and also serves its customers through mail order catalog, e-commerce and contract businesses. More information is available at www.staples.com.

    Certain information contained in this news release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995 including, but not limited to, the information set forth under the headings "Q4 & FY2007 Outlook" and "FY2008 Outlook" and other statements regarding our future business and financial performance. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to: our market is highly competitive and we may not continue to compete successfully; we may be unable to continue to open new stores and enter new markets successfully; our growth may continue to strain operations, which could adversely affect our business and financial performance; our operating results may be impacted by changes in the economy that impact business and consumer spending; our business and financial performance is dependent upon our ability to attract and retain qualified associates; our stock price may fluctuate based on market expectations; our quarterly operating results are subject to significant fluctuation; our expanding international operations expose us to the unique risks inherent in foreign operations; our business may be adversely affected by the actions of and risks associated with our third party vendors; our expanded offering of proprietary branded products may not improve our financial performance and may expose us to product liability claims; our debt level and operating lease commitments could impact our ability to obtain future financing and continue our growth strategy; fluctuations in our effective tax rate may adversely affect our business and results of operations; compromises of our information security may adversely affect our business; wage and hour class action lawsuits may adversely affect our business and financial performance; and those other factors discussed or referenced in our most recent annual report on Form 10-K filed with the SEC, under the heading "Risk Factors" and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.



                    STAPLES, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets
           (Dollar Amounts in Thousands, Except Share Data)
                             (Unaudited)


                                             November 3,  February 3,
                                                2007         2007
                                             ------------ ------------
ASSETS
Current assets:
 Cash and cash equivalents                   $   910,721  $ 1,017,671
 Short-term investments                          121,491      457,759
 Receivables, net                                873,457      720,797
 Merchandise inventories, net                  2,142,494    1,919,714
 Deferred income tax asset                       142,869      141,108
 Prepaid expenses and other current assets       197,715      174,314
                                             ------------ ------------
   Total current assets                        4,388,747    4,431,363

Property and equipment:
 Land and buildings                              849,093      791,264
 Leasehold improvements                        1,118,708      996,434
 Equipment                                     1,736,694    1,539,617
 Furniture and fixtures                          857,847      757,408
                                             ------------ ------------
   Total property and equipment                4,562,342    4,084,723
 Less accumulated depreciation and
  amortization                                 2,448,566    2,110,602
                                             ------------ ------------
   Net property and equipment                  2,113,776    1,974,121

 Lease acquisition costs, net of accumulated
  amortization                                    32,242       33,579
 Intangible assets, net of accumulated
  amortization                                   246,155      232,383
 Goodwill                                      1,725,489    1,455,113
 Other assets                                    289,912      270,706
                                             ------------ ------------
   Total assets                              $ 8,796,321  $ 8,397,265
                                             ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                            $ 1,687,235  $ 1,486,188
 Accrued expenses and other current
  liabilities                                    973,496    1,101,018
 Debt maturing within one year                     3,113      201,177
                                             ------------ ------------
   Total current liabilities                   2,663,844    2,788,383

Long-term debt                                   327,127      316,465
Deferred income tax liability                      9,640        8,986
Other long-term obligations                      361,009      252,657
Minority interest                                  2,925        9,109
                                                       -
Stockholders' equity:
 Preferred stock, $.01 par value, 5,000,000
  shares authorized; no shares issued                  -            -
 Common stock, $.0006 par value,
  2,100,000,000 shares authorized;
  issued 864,055,587 shares at November 3,
   2007 and 849,338,568 shares at February
   3, 2007                                           518          510
 Additional paid-in capital                    3,625,745    3,338,412
 Cumulative foreign currency translation
  adjustments                                    435,107      189,115
 Retained earnings                             4,460,361    4,005,424
 Less: Treasury stock at cost - 154,361,734
  shares at November 3, 2007,
 and 130,605,591 shares at February 3, 2007   (3,089,955)  (2,511,796)
                                             ------------ ------------
   Total stockholders' equity                  5,431,776    5,021,665
                                             ------------ ------------
   Total liabilities and stockholders'
    equity                                   $ 8,796,321  $ 8,397,265
                                             ============ ============




                    STAPLES, INC. AND SUBSIDIARIES
                  Consolidated Statements of Income
         (Dollar Amounts in Thousands, Except Per Share Data)
                             (Unaudited)

                    13 Weeks Ended               39 Weeks Ended
              ---------------------------  ---------------------------
              November 3,   October 28,    November 3,   October 28,
                  2007          2006           2007          2006
              ------------- -------------  ------------- -------------

Sales         $  5,168,351  $  4,756,550   $ 14,048,240  $ 12,874,870
Cost of goods
 sold and
 occupancy
 costs           3,662,677     3,394,092     10,047,260     9,226,811
              ------------- -------------  ------------- -------------
   Gross
    profit       1,505,674     1,362,458      4,000,980     3,648,059

Operating and
 other
 expenses:
  Operating
   and
   selling         823,903       757,790      2,307,233     2,138,922
  General and
   admini-
  strative         249,095       199,066        650,676       559,113
  Amort-
  ization of
   intan-
  gibles             4,371         3,421         11,681         9,667
              ------------- -------------  ------------- -------------
   Total
    operating
    expenses     1,077,369       960,277      2,969,590     2,707,702
              ------------- -------------  ------------- -------------

Operating
 income            428,305       402,181      1,031,390       940,357

Other income
 (expense):
  Interest
   income            8,715        12,317         34,895        42,929
  Interest
   expense          (8,466)      (10,934)       (30,667)      (36,678)
  Misc-
  ellaneous
   income
   (expense)            15           (62)        (1,472)         (921)
             -------------- -------------  ------------- -------------
   Income
    before
    income
    taxes and
    minority
    interest       428,569       403,502      1,034,146       945,687
Income tax
 expense           154,285       113,555        372,293       308,742
              ------------- -------------  ------------- -------------
   Income
    before
    minority
    interest       274,284       289,947        661,853       636,945
Minority
 interest             (234)           19           (636)         (234)
              ------------- -------------  ------------- -------------
    Net
     income   $    274,518  $    289,928   $    662,489  $    637,179
              ============= =============  ============= =============


Earnings Per
 Share:

   Basic
    earnings
    per common
    share     $       0.39  $       0.40   $       0.94  $       0.88
              ============= =============  ============= =============

   Diluted
    earnings
    per common
    share     $       0.38  $       0.39   $       0.92  $       0.86
              ============= =============  ============= =============

Dividends
 declared per
 common share $          -  $          -   $       0.29  $       0.22
              ============= =============  ============= =============


Weighted
 average
 shares
 outstanding:

    Basic      702,258,662   718,172,288    707,301,022   722,468,584

    Diluted    715,257,576   736,235,167    723,415,325   741,535,481




        Reconciliation of GAAP to Non-GAAP Financial Measures

                   STAPLES, INC. AND SUBSIDIARIES
             Proforma Consolidated Statements of Income
        (Dollar Amounts in Thousands, Except Per Share Data)
                             (Unaudited)

                            13 Weeks Ended
----------------------------------------------------------------------

                                      November 3, 2007
                       ----------------------------------------------
                                      Wage and
                                        hour                   Pro
                       As reported    settlement Pro forma $  forma %
                       ------------- ----------------------- --------


Sales                  $  5,168,351    $      -  $5,168,351  100.00%
Cost of goods sold and
 occupancy costs          3,662,677           -   3,662,677   70.87%
                       ------------- ----------- -----------
    Gross profit          1,505,674           -   1,505,674   29.13%

Operating and other
 expenses:
  Operating and
   selling                  823,903           -     823,903   15.94%
  General and admini-
  strative                  249,095     (38,000)    211,095    4.08%
 Amort-
 ization of intan-
 gibles                       4,371           -       4,371    0.08%
                       ------------- ----------- -----------
  Total oper-
  ating expenses          1,077,369     (38,000)  1,039,369   20.11%
                       ------------- ----------- -----------

Operating income            428,305      38,000     466,305    9.02%

Interest and other
 income, net                   (264)          -        (264)  (0.01%)
                       ------------- ----------- -----------
  Income before income
   taxes and minority
   interest                 428,569      38,000     466,569    9.03%
Income tax expense          154,285      13,680     167,965    3.25%
                       ------------- ----------- -----------
   Income before
    minority interest       274,284      24,320     298,604    5.78%
Minority interest              (234)                   (234)  (0.00%)
                       ------------- ----------- -----------
    Net income         $    274,518    $ 24,320  $  298,838    5.78%
                       ============= =========== ===========


Earnings Per Share:

   Basic earnings per
    common share       $       0.39    $   0.04  $     0.43
                       ============= =========== ===========

   Diluted earnings per
    common share       $       0.38    $   0.04  $     0.42
                       ============= =========== ===========


Weighted average
 shares outst-
anding:

     Basic              702,258,662

     Diluted            715,257,576

                                 October 28, 2006
             ---------------------------------------------------------
                                     Correction
                                      for prior
                                       years'
                            Tax      stock-based                Pro
             As reported   benefit   compensation Pro forma $  forma %
             ---------------------- ------------------------- --------


Sales        $  4,756,550 $      -      $      -  $4,756,550  100.00%
Cost of
 goods sold
 and
 occupancy
 costs          3,394,092        -          (343)  3,393,749   71.35%
             ---------------------- ------------- -----------
    Gross
     profit     1,362,458        -           343   1,362,801   28.65%

Operating
 and other
 expenses:
  Operating
   and
   selling        757,790        -        (3,887)    753,903   15.85%
  General
   and
   admini-
  strative        199,066        -        (6,599)    192,467    4.05%
 Amort-
 ization of
  intan-
 gibles             3,421        -             -       3,421    0.07%
             ---------------------- ------------- -----------
  Total
   oper-
  ating
   expenses       960,277        -       (10,486)    949,791   19.97%
             ---------------------- ------------- -----------

Operating
 income           402,181        -        10,829     413,010    8.68%

Interest and
 other
 income, net       (1,321)       -             -      (1,321)  (0.03%)
             ------------------------------------ -----------
  Income
   before
   income
   taxes and
   minority
   interest       403,502        -        10,829     414,331    8.71%
Income tax
 expense          113,555   33,343         2,262     149,160    3.14%
             ---------------------- ------------- -----------
   Income
    before
    minority
    interest      289,947  (33,343)        8,567     265,171    5.57%
Minority
 interest              19        -             -          19    0.00%
             ---------------------- ------------- -----------
    Net
     income  $    289,928 $(33,343)     $  8,567  $  265,152    5.57%
             ====================== ============= ===========


Earnings Per
 Share:

   Basic
    earnings
    per
    common
    share    $       0.40 $  (0.04)     $   0.01  $     0.37
             ====================== ============= ===========

   Diluted
    earnings
    per
    common
    share    $       0.39 $  (0.04)     $   0.01  $     0.36
             ====================== ============= ===========


Weighted
 average
 shares
 outst-
anding:

     Basic    718,172,288

     Diluted  736,235,167




        Reconciliation of GAAP to Non-GAAP Financial Measures

                   STAPLES, INC. AND SUBSIDIARIES
             Proforma Consolidated Statements of Income
        (Dollar Amounts in Thousands, Except Per Share Data)
                             (Unaudited)

                           39 Weeks Ended
----------------------------------------------------------------------

                                     November 3, 2007
                      ------------------------------------------------
                                     Wage and
                                       hour                     Pro
                      As reported    settlement  Pro forma $   forma %
                      ------------- ------------------------- --------


Sales                 $ 14,048,240     $      -  $14,048,240  100.00%
Cost of goods sold
 and occupancy costs    10,047,260            -   10,047,260   71.52%
                      ------------- ------------ ------------
  Gross profit           4,000,980            -    4,000,980   28.48%

Operating and other
 expenses:
  Operating and
   selling               2,307,233            -    2,307,233   16.42%
  General and admin-
  istrative                650,676      (38,000)     612,676    4.36%
  Amort-
  ization of intang-
  ibles                     11,681            -       11,681    0.08%
                      ------------- ------------ ------------
 Total oper-
 ating expenses          2,969,590      (38,000)   2,931,590   20.87%
                      ------------- ------------ ------------

Operating income         1,031,390       38,000    1,069,390    7.61%

Interest and other
 income, net                (2,756)           -       (2,756)  (0.02%)
                      ------------- ------------ ------------
  Income before
   income taxes and
   minority interest     1,034,146       38,000    1,072,146    7.63%
Income tax expense         372,293       13,680      385,973    2.75%
                      ------------- ------------ ------------
 Income before
  minority interest        661,853       24,320      686,173    4.88%
Minority interest             (636)                     (636)  (0.00%)
                      ------------- ------------ ------------
 Net income           $    662,489     $ 24,320  $   686,809    4.89%
                      ============= ============ ============


Earnings Per Share:

  Basic earnings per
   common share       $       0.94     $   0.03  $      0.97
                      ============= ============ ============

  Diluted earnings
   per common share   $       0.92     $   0.03  $      0.95
                      ============= ============ ============


Weighted average
 shares outsta-
nding:

   Basic               707,301,022

   Diluted             723,415,325

                                October 28, 2006
            ----------------------------------------------------------
                                   Correction
                                    for prior
                                     years'
                                      stock-
                           Tax       based                   Pro forma
            As reported   benefit  compensation  Pro forma $     %
            ----------------------------------------------------------


Sales       $ 12,874,870 $      - $           -  $12,874,870  100.00%
Cost of
 goods sold
 and
 occupancy
 costs         9,226,811        -          (343)   9,226,468   71.66%
            ------------------------------------ ------------
  Gross
   profit      3,648,059        -           343    3,648,402   28.34%

Operating
 and other
 expenses:
  Operating
   and
   selling     2,138,922        -        (3,887)   2,135,035   16.58%
  General
   and
   admin-
  istrative      559,113        -        (6,599)     552,514    4.29%
  Amort-
  ization
   of
   intang-
  ibles            9,667        -             -        9,667    0.08%
            ------------------------------------ ------------
 Total
  oper-
 ating
  expenses     2,707,702        -       (10,486)   2,697,216   20.95%
            ------------------------------------ ------------

Operating
 income          940,357        -        10,829      951,186    7.39%

Interest
 and other
 income,
 net              (5,330)       -             -       (5,330)  (0.04%)
            ------------------------------------ ------------
  Income
   before
   income
   taxes
   and
   minority
   interest      945,687        -        10,829      956,516    7.43%
Income tax
 expense         308,742   33,343         2,262      344,347    2.67%
            ------------------------------------ ------------
 Income
  before
  minority
  interest       636,945  (33,343)        8,567      612,169    4.75%
Minority
 interest           (234)       -             -         (234)  (0.00%)
            ------------------------------------ ------------
 Net income $    637,179 $(33,343)$       8,567  $   612,403    4.76%
            ==================================== ============


Earnings
 Per Share:

  Basic
   earnings
   per
   common
   share    $       0.88 $  (0.04)$        0.01  $      0.85
            ==================================== ============

  Diluted
   earnings
   per
   common
   share    $       0.86 $  (0.04)$        0.01  $      0.83
            ==================================== ============


Weighted
 average
 shares
 outsta-
nding:

   Basic     722,468,584

   Diluted   741,535,481




                    STAPLES, INC. AND SUBSIDIARIES
                Consolidated Statements of Cash Flows
                    (Dollar Amounts in Thousands)
                             (Unaudited)

                                                  39 Weeks Ended
                                             -------------------------
                                             November 3,  October 28,
                                                2007         2006
                                             ------------ ------------
Operating Activities:
 Net income                                  $   662,489  $   637,179
 Adjustments to reconcile net income to net
  cash
   provided by operating activities:
  Depreciation and amortization                  285,940      247,832
  Stock-based compensation                       133,196      130,912
  Deferred tax benefit                            25,272      (62,484)
  Excess tax benefits from stock-based
   compensation arrangements                     (17,395)     (25,523)
  Other                                            1,679        5,139
  Changes in assets and liabilities:
  Increase in receivables                       (113,711)    (134,543)
  Increase in merchandise inventories            (99,489)    (184,154)
  Increase in prepaid expenses and other
   assets                                        (51,323)     (22,721)
  Increase in accounts payable                   114,724       76,694
  Decrease in accrued expenses and other
   liabilities                                  (182,968)     (54,075)
  Increase in other long-term obligations         90,161       14,549
                                             ------------ ------------
Net cash provided by operating activities        848,575      628,805

Investing Activities:
 Acquisition of property and equipment          (315,905)    (352,186)
 Acquisition of businesses and investment in
  joint ventures, net of cash acquired          (178,295)      (2,596)
 Purchase of short-term investments           (3,440,117)  (5,820,743)
 Proceeds from the sale of short-term
  investments                                  3,776,385    5,897,590
                                             ------------ ------------
Net cash used in investing activities           (157,932)    (277,935)

Financing Activities:
 Proceeds from the exercise of stock options
  and the sale of stock under employee stock
 purchase plans                                  125,703      135,323
 Payments on borrowings                         (204,889)      (3,104)
 Proceeds from borrowings                          3,949            -
 Excess tax benefits from stock-based
  compensation arrangements                       17,395       25,523
 Cash dividends paid                            (207,552)    (160,883)
 Purchase of treasury stock                     (578,159)    (529,685)
                                             ------------ ------------
Net cash used in financing activities           (843,553)    (532,826)

Effect of exchange rate changes on cash and
 cash equivalents                                 45,960        8,878

Net decrease in cash and cash equivalents       (106,950)    (173,078)
Cash and cash equivalents at beginning of
 period                                        1,017,671      977,822
                                             ------------ ------------
Cash and cash equivalents at end of period   $   910,721  $   804,744
                                             ============ ============




                    STAPLES, INC. AND SUBSIDIARIES
                          Segment Reporting
                    (Dollar Amounts in Thousands)
                             (Unaudited)

                         13 Weeks Ended           39 Weeks Ended
                     ----------------------- -------------------------

                     November     October    November 3,  October 28,
                         3,          28,
                        2007        2006        2007         2006
                     ----------- ----------- ------------ ------------

Sales:
North American
 Retail              $2,750,884  $2,665,031  $ 7,225,679  $ 6,983,439
North American
 Delivery             1,727,141   1,505,572    4,896,999    4,251,176
International
 Operations             690,326     585,947    1,925,562    1,640,255
                     ----------- ----------- ------------ ------------
Total sales          $5,168,351  $4,756,550  $14,048,240  $12,874,870
                     =========== =========== ============ ============

Business Unit
 Income:
North American
 Retail              $  305,869  $  290,076  $   652,252  $   626,587
North American
 Delivery               187,450     160,294      507,380      433,147
International
 Operations              23,064       8,736       42,954       11,535
                     ----------- ----------- ------------ ------------
Total business unit
 income              $  516,383  $  459,106  $ 1,202,586  $ 1,071,269
Stock-based
 compensation           (50,078)    (46,096)    (133,196)    (120,083)
                     ----------- ----------- ------------ ------------
Total reportable
 segments            $  466,305  $  413,010  $ 1,069,390  $   951,186
Interest and other
 income, net                264       1,321        2,756        5,330
Impact of correction
 of prior years'
 stock-based
 compensation                 -     (10,829)           -      (10,829)
Impact of wage and
 hour settlement        (38,000)          -      (38,000)           -
                     ----------- ----------- ------------ ------------
Income before income
 taxes and minority
 interest            $  428,569  $  403,502  $ 1,034,146  $   945,687
                     =========== =========== ============ ============



    CONTACT: Staples, Inc.
             Media Contact:
             Paul Capelli, 508-253-8530
             or
             Owen Davis, 508-253-8468
             or
             Investor Contact:
             Laurel Lefebvre, 508-253-4080
             or
             Chris Powers, 508-253-4632